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                                                                       EXHIBIT 6

                             JOINT FILING AGREEMENT

         The undersigned each agree that (i) the Statement on Schedule 13D/A relating to the Common Stock, no par value, of Kafus Industries, Ltd. is adopted and filed on behalf on each of them, (ii) all future amendments to such Statement on Schedule 13D/A will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and
(iii) the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such Statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

         IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the date set forth below.

Date:  April __, 2000                       ECT MERCHANT INVESTMENTS CORP.


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

Date:  April __, 2000                       SUNDANCE ASSETS, L.P.
                                            By: Ponderosa Assets, L.P., its
                                                general partner
                                            By: Enron Ponderosa Management
                                                Holdings, Inc. its general
                                                partner


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

Dated: April __, 2000                       ENRON NORTH AMERICA CORP.


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

Dated: April __, 2000                       ENRON CORP.


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------